JOSEPH L. VON ROSENBERG III
VICE PRESIDENT, GENERAL COUNSEL
AND CORPORATE SECRETARY

                   [LOGO OF ZAPATA CORPORATION APPEARS HERE]

                                                                   EXHIBIT 10(b)

April 20, 1995

VIA FACSIMILE (965-9497)

ZP Acquisition Corp.
c/o William H. Murphy & Co., Inc.
2200 Post Oak Boulevard
Suite 514
Houston, Texas 77056

Attention: President

Gentlemen:

Pursuant to Section 7.1(2) of the Stock Purchase Agreement dated as of February 14, 1995 between Zapata Corporation, a Delaware corporation ("Zapata"), and ZP Acquisition Corp., a Texas corporation ("Buyer"), as amended by amendments thereto dated as of March 14, 1995 and March 31, 1995 (as so amended, the "Stock Purchase Agreement"), Zapata hereby terminates the Stock Purchase Agreement. In connection with such termination, Zapata expressly reserves any and all rights and claims Zapata may have against Buyer (whether pursuant to the Stock Purchase Agreement [including, but not limited to, Zapata's rights pursuant to Section
7.2 thereof] or otherwise) and against Codepa, Ltd. Financing Facility, a Massachusetts business trust, as guarantor of the performance of Buyer's obligations, covenants and agreements before or at the closing contemplated by the Stock Purchase Agreement.

Sincerely,

[Signature of Joseph L. von Rosenberg III Appears Here]

Joseph L. von Rosenberg III
Vice President, General Counsel
  and Corporation Secretary

JLvR/jb

ZP Acquisition Corp.
April 20, 1995
Page 2


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